UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NorthWestern Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
[page 1]

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on April 23, 2015.

NORTHWESTERN CORPORATION	Meeting Information

Meeting Type: Annual
For holders as of: February 23, 2015
Date: April 23, 2015
Time: 10:00 a.m. Central Daylight Time

Location: NorthWestern Energy Operations Center
                  600 Market Street West Street
                  Huron, South Dakota 57350

NORTHWESTERN CORPORATION 3010 W. 69TH STREET SIOUX FALLS, SD 57108 [stockholder name and address]
You are receiving this communication because you hold shares in NorthWestern Corporation.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
[page 2]

- Before You Vote -
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT WITH FORM 10-K WRAP

How to View Online:
Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 9, 2015 to facilitate timely delivery.

- How to Vote -
Please Choose One of the Following Voting Methods

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Vote in Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
[page 3]

The Board of Directors recommends that you vote FOR the following nominees:
1. Election of Directors Nominees:
01) Stephen P. Adik 02) Dorothy M. Bradley 03) E. Linn Draper Jr. 04) Dana J. Dykhouse	05) Jan R. Horsfall 06) Julia L. Johnson 07) Denton Louis Peoples 08) Robert C. Rowe
The Board of Directors recommends that you vote FOR Proposal 2:
2. Ratification of the appointment of Deloitte & Touche LLP as the company's independent registered public accounting firm for 2015.
The Board of Directors recommends that you vote FOR Proposal 3:
3. Approval of the compensation for our named executive officers through an advisory say-on-pay vote.
The Board of Directors recommends that you vote FOR Proposal 4:
4. Transaction of any other matters or business as may properly come before the annual meeting or any postponement or adjournment of the annual meeting.